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Handeni Gold Inc. Update On Exploration Program - The Mjembe Target.

Vancouver, British Columbia, July 16, 2013 -- Handeni Gold Inc. (the "Company" or "Handeni Gold") (OTCQB: HNDI) is pleased to provide an update on the exploration activities conducted on its exploration licenses in the United Republic of Tanzania.

An extensive soil sampling program and ground magnetic survey on the Mjembe target (Fig. 1) has been completed. Mjembe is located on PL6744/2010 and is a known artisanal mining site. The selected survey and sample area consisted of an approximately 23 km2 block. A total of 5068 soil samples have been analysed for a suite of major and trace elements by desk top Energy dispersive XRF. The aim of the exercise was to delineate narrower target areas, to define a usable element suite indicative of gold mineralization that would reduce the number of samples submitted for Au assays, to evaluate the correlation (if any) between various geophysical parameters and geochemistry and to define targets within the 23km2 block that may develop into drill targets. The results are highly encouraging.

N
MAGAMBAZI
KWANDEGE
PL6743
PL6742
PL6779
PL6744
5km

Fig. 1: Location of the Mjembe target (Target 7) (Orange) in relation to the Magambazi East target (Blue), Kwandege Project (Purple), Target 5 (Red) and Target 6 (Green) on Handeni's 4 prospecting licenses.

An EM (electromagnetic) anomaly of approximately 5,5 km (NNE strike distance) is particularly well defined and corroborated by enriched Fe and a depletion in Sr as determined in soil samples. Anomalously enriched As, Cu, Co and Zn values also coincide with the geophysical anomaly (Fig. 2). The artisanal gold activity is on the north western fringe of the electromagnetic and geochemical anomaly. Ground magnetic data outlines a superimposed NW-SE structural trend seemingly coinciding with the geochemical anomalies and artisanal mining sites. Preliminary interpretation suggest that the Mjembe anomalous area represents a target within a plunging sheeth fold on a scale of 10 km by 3.5 km. The geophysics indicates the continuation of this structure in depth to the east of the surface geochemical anomaly. Exploration on each of the anomalies within this structure will now focus on more detailed ground geophysics and mapping to be able to prepare drill targets within the larger Mjembe target area.

520m
540m
1 km
N
Cu(ppm)
145
135
125
115
105
95
85
75
65
55
45
35
25
15
5
-5

Fig. 2: Geochemical data superimposed on geophysical data for the Mjembe anomaly. Background purple represents an intensive EM anomaly potentially caused by graphite/and or massive sulphides. The Mjembe artisanal workings are indicated as a blue dot (primary rock mining), As anomalies as yellow dots, Cu as white dots and Co as orange open circles (left hand diagram). River systems are blue lines and elevation contours (above mean sea level) are in black. The close association between Cu anomalies in soil and the EM data is illustrated in the right hand diagram.

HNDI is also currently finalizing data interpretation on Target 6 (Fig. 1) which has been explored following the same procedures as for the Mjembe anomaly.

Says Dr. Scheepers, CEO of Handeni Gold Inc, "These results are auspicious and the Mjembe anomaly will undoubtedly develop into HNDI's 4th drill target" he continued "the priority ranking will be decided upon when data have been compared to the Magambazi East target, the Kwandege project, Target 5 and other anomalies currently being explored."

For further information please contact:

Handeni Gold Inc.

Dr. R. Scheepers (CEO):
Email:  info@handenigold.com

About Handeni Gold Inc.

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.handenigoldltd.com.

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Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended.

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